EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of common stock, preferred stock, debt securities, depositary shares, warrants, purchase contracts and units, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 13, 2013	/s/ Gary E. Anderson

		Print Name:	Gary E. Anderson

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of common stock, preferred stock, debt securities, depositary shares, warrants, purchase contracts and units, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 17, 2013	/s/ J. Daniel Bernson

		Print Name:	J. Daniel Bernson

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of common stock, preferred stock, debt securities, depositary shares, warrants, purchase contracts and units, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 13, 2013	/s/ Nancy Bowman

		Print Name:	Nancy Bowman

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of common stock, preferred stock, debt securities, depositary shares, warrants, purchase contracts and units, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 17, 2013	/s/ James R. Fitterling

		Print Name:	James R. Fitterling

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of common stock, preferred stock, debt securities, depositary shares, warrants, purchase contracts and units, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 13, 2013	/s/ Thomas T. Huff

		Print Name:	Thomas T. Huff

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of common stock, preferred stock, debt securities, depositary shares, warrants, purchase contracts and units, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 14, 2013	/s/ Michael T. Laethem

		Print Name:	Michael T. Laethem

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of common stock, preferred stock, debt securities, depositary shares, warrants, purchase contracts and units, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 15, 2013	/s/ James B. Meyer

		Print Name:	James B. Meyer

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of common stock, preferred stock, debt securities, depositary shares, warrants, purchase contracts and units, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 20, 2013	/s/ Terence F. Moore

		Print Name:	Terence F. Moore

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of common stock, preferred stock, debt securities, depositary shares, warrants, purchase contracts and units, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 13, 2013	/s/ Grace O. Shearer

		Print Name:	Grace O. Shearer

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of common stock, preferred stock, debt securities, depositary shares, warrants, purchase contracts and units, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 18, 2013	/s/ Larry D. Stauffer

		Print Name:	Larry D. Stauffer

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of common stock, preferred stock, debt securities, depositary shares, warrants, purchase contracts and units, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 14, 2013	/s/ Franklin C. Wheatlake

		Print Name:	Franklin C. Wheatlake